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                 Filed pursuant to Rule 497(e) under the Securities Act of 1933
                                               Files Nos. 333-03715 & 333-33607

                      Supplement Dated February 28, 2006

                            NUVEEN INVESTMENT TRUST
        Nuveen NWQ Global Value Fund, Prospectus dated October 31, 2005 Nuveen NWQ Value Opportunities Fund, Prospectus dated October 31, 2005

                          NUVEEN INVESTMENT TRUST II
    Nuveen NWQ International Value Fund, Prospectus dated November 28, 2005

The following paragraph is added to Section Two entitled "How We Manage Your Money" in the subsection "Who Manages the Funds" in the prospectuses for the Funds.

On or about March 1, 2006, NWQ Investment Management Company, LLC ("NWQ"), sub-adviser to the Funds will reorganize into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC ("Tradewinds"). NWQ will continue to operate as a specialized, value-oriented investment manager. Tradewinds will commence operations on or about March 1, 2006 and will specialize in international, global all-cap and small-mid cap value equity strategies. Tradewinds will assume all of the sub-advisory responsibilities for the Nuveen NWQ International Value Fund and Nuveen NWQ Value Opportunities Fund. The portfolio management team for Nuveen NWQ International Value Fund and Nuveen NWQ Value Opportunities Fund will become employees of Tradewinds. With respect to the Nuveen NWQ Global Value Fund, NWQ will continue to manage the domestic portion of the Fund's portfolio and Tradewinds will assume sub-advisory responsibilities for the international portion of the Fund's portfolio.

To ensure operational and business continuity, NWQ and Tradewinds will leverage their strong relationships and share the necessary resources across functional non-investment departments including operations, administration, client service, human resources, information technology, legal and compliance. In addition, NWQ and Tradewinds will provide access to each other's research over a transitional period.

There have been no changes in the funds' portfolio management personnel, investment objectives, policies or day-to-day portfolio management practices.

                     PLEASE KEEP THIS WITH YOUR PROSPECTUS
                             FOR FUTURE REFERENCE